




NJR Investor Conferences Presentation

Week of March 15, 2021

New Jersey Resources





Forward-Looking Statements and Non-GAAP Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR, or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's net financial earnings (NFE) per share guidance for fiscal 2021 and fiscal 2022, NJR Energy Services' asset management agreements and its expected revenue, NJR's long-term NFE growth rate, dividend growth and dividend payout forecast, forecasted contribution of business segments to NJR's NFE from fiscal 2021 through fiscal 2022, projected cash flows from operations through fiscal 2024, New Jersey Natural Gas Company's (NJNG) rate base compound annual growth rate (CAGR), planned capital expenditures, infrastructure and sustainability investments, NJNG's approved energy efficiency program, customer growth rate and timetable and results of future base rate cases, schedule for completion of infrastructure projects, including but not limited to, Southern Reliability Link, NJRISE and SAFE II, NJR's environmental sustainability and clean energy goals, emissions reduction strategies, initiatives and targets and our investments in infrastructure, renewables and emerging technologies such as renewable natural gas, hydrogen gas battery storage and electric vehicle charging stations, NJR Clean Energy Ventures' (CEV) future capital investment target, projected installed solar capacity, revenue growth, project returns, the eligibility of projects for investment tax credits (ITC) (including expected safe-harbored ITC rates), demand for residential and commercial solar energy and CEV's ability to expand outside of New Jersey, the ability to execute on tax equity financing, impact of change in accounting policy for ITCs, our ability to construct, profitably operate and expand the Adelphia Gateway pipeline, including forecasts with respect to construction timing, the nature of future revenues and customer contracts, our ability to profitably operate and expand the Leaf River Energy Center, PennEast's ability to build and construct its planned pipeline, and the ongoing COVID-19 pandemic and its impact on NJR's liquidity, business operations, financial condition, results of operations and cash flows.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, including, NFE/net financial loss, financial margin and Storage and Transportation's (S&T) Adjusted EBITDA. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income(loss), operating income or earnings per share.

NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV. S&T's Adjusted EBITDA is earnings, including equity in earnings of affiliates, before interest, income taxes, depreciation and amortization, and excluding non-cash earnings of AFUDC from our wholly owned subsidiaries Leaf River and Adelphia Gateway. Forecasted Adjusted EBITDA for S&T excludes equity in earnings from PennEast.

Management uses NFE/net financial loss, financial margin and S&T's Adjusted EBITDA, as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2021 -2022 NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T's Adjusted EBITDA, management is aware that there could be differences between reported GAAP earnings due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss financial margin are discussed more fully in Item 7 of our Form 10-K. And, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, financial margin and S&T's Adjusted EBITDA to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.



Agenda

New Jersey Resources

NJR's Business Portfolio

Our complementary businesses create an Energy Infrastructure Platform that originates from our deep expertise across the energy value chain

Retail Operations; Wholesale Energy Markets & Customers; Natural Gas Operations; Distribution & Transportation Infrastructure



New Jersey Natural Gas
Clean Energy Ventures
Storage & Transportation
Energy Services
Home Services

New Jersey Natural Gas: *Natural Gas Utility with more than 558,000 customers throughout Monmouth, Ocean, Morris, Middlesex and Burlington counties*

Clean Energy Ventures:

- *Residential and commercial solar investments*
- *360 MW of installed capacity*

Storage & Transportation:

Storage:
Leaf River Energy Center
Steckman Ridge (50%)
Transportation:
Adelphia Gateway
PennEast Pipeline (20%)

Energy Services: *Storage, transportation and asset management services*

Home Services: *HVAC and appliance repair services company*

Covid-19 Update

Our Team	• Non-essential employees continue to work remotely • Essential employees in the field or office are following CDC and state guidelines
Our Customers and Communities	• Continue to suspend customer disconnects and late fees • Energy assistance available for customers' bills through assistance programs from federal, state and NJNG's Gift of Warmth programs • Donations for community support (local food banks) and NJ Pandemic Relief Fund
Our Business	• Business operations not materially affected at any of our businesses so far, including construction and capital programs • Despite the pandemic, NJNG continued to add customers, but at a slightly slower pace. Added 8,349 new customers during fiscal 2020, compared with 9,711 in fiscal 2019 • On October 15, 2020, Governor Murphy issued Executive Order 190 which extended the moratorium on customer shut-offs due to non-payment; on March 3rd, the moratorium was extended again until June 30th • No material increase in our accounts receivable due to the pandemic so far. In addition, the BPU has approved the establishment of a regulatory asset for NJ Utilities to defer certain costs associated with the response to COVID-19. NJNG may defer these costs and seek recovery in a future rate case or stand-alone filing • Strong liquidity position

Recent Events Update

- Increased FY 2021 NFEPS* guidance on March 15 to $1.85 to $1.95 from $1.55 to $1.65 due to outperformance at Energy Services
  - Period of widespread cold across the U.S. led to unusually high demand for natural gas
  - Energy Services' geographically diverse storage and transportation assets enabled it to meet the needs of customers during unprecedented volatility
- NJNG had a strong first quarter driven by increased base rates and BGSS incentives
- NJNG received approval for SAVEGREEN 2020; it's new, $259 million energy efficiency program – begins on July 1, 2021
- NJNG received approval for five-year, $150 million Infrastructure Investment Program
- Energy Services entered into Asset Management Agreements (AMAs) with aggregate proceeds of $501 million over a 10-year period
- CEV added 2.9 MWs of commercial solar capacity through the acquisition of the Mt. Laurel Solar Facility
- Construction continues on south zone of Adelphia Gateway
- U.S. Supreme Court grants petition for *writ of certiorari* in PennEast case; U.S. Department of Justice filed amicus brief with SCOTUS in support of PennEast

New Jersey Resources

* A reconciliation of net financial earnings to net income can be found on slide 37

Updated Fiscal 2021 and 2022 NFEPS Guidance

Increased FY 2021 NFEPS Guidance to $1.85 - $1.95; FY 2022 NFEPS Guidance Remains at $2.20 - $2.30; NJNG Continues to Generate the Large Majority of NFE

Net Financial Earnings per Share

	FY 2021E	FY 2022E
NJNG	56%-61%	60%-65%
CEV	10%-15%	20%-25%
S&T	7%-11%	8%-10%
ES	18%-23%	4%-9%
HS & Other	0%-2%	0%-2%
NFEPS	**$1.85-$1.95**	**$2.20-$2.30**



Increase due to impact of ES' AMAs
Increase due to over-performance of ES
$2.07
$0.32
$1.75
$1.85 - $1.95
$1.55 - $1.65
~10%
$2.20-$2.30
$2.05 - $2.15
6%-10%
LONG-TERM ANNUAL GROWTH (off $2.05 - $2.15)
FY2020A
FY2021E
FY2022E
NFEPS
Pro forma impact of accounting change

6%-10% long-term growth guidance excludes contributions from PennEast and Energy Services (AMAs and regular business)

New Jersey Resources

Strong Cash Flows Supporting Dividend

Energy Services' contributions improve operating cash flows, strengthen the balance sheet and reinforce our commitment not to issue block equity

Cash Flow from Operations

Millions



~25%
CAGR FY2020 – FY2024
$213
~$350-$370M
~$50M
$300-$320
$385-$410
$500-$530
FY2020A
FY2021E
FY2022E
FY2024E
CFFO
AMAs Cash Flow
ES FY21

Dividend as Percentage of CFFO



55%
30%-40%
30%-40%
26%-36%
FY2020A
FY2021E
FY2022E
FY2024E
CFFO
AMA Cash Flow
Dividend Payout Ratio

New Jersey Resources

Energy Services' AMAs De-Risk Business and Drive Value

Overview	**10-Year Asset Management Agreements (AMAs) with Investment Grade Utility** • Entered into AMAs to release certain natural gas transportation contracts of Energy Services for aggregate cash proceeds of approximately $500 million payable over 10 years (~$260 million through FY2024; $240 million after FY2024) • Includes a series of initial and permanent releases commencing in November 2021 • Counterparty will provide certain asset management services and Energy Services may deliver natural gas to the investment grade utility
Benefits	• Monetizes value of certain contracts in Energy Services' portfolio • De-risks Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk
Financial Impacts	• Cash proceeds provide flexibility to reinvest in core businesses, reduce future debt issuances and support shareholder distributions • Improves credit metrics allowing NJR to cash settle the equity forward put in place in connection with our December 2019 equity issuance* • FY 2022 NFEPS guidance increased by $0.15 per share to $2.20 - $2.30

** In December 2019, NJR issued 5.3 million shares and entered into an equity forward to issue an additional 1.2 million shares at a later date.*

Capitalizing on Clear Market Opportunities to Drive Organic Growth and Value Creation

Fundamental Beliefs

- Shift to low carbon and renewables
- Natural gas will continue to play vital role in energy future
- Existing natural gas infrastructure will become more valuable
- Solar power is core to public policy and generation cost will continue to decrease

Key Business Initiatives

Grow Core Businesses, NJNG and CEV
- *~11% rate base CAGR at NJNG*
- *CEV capital investment of ~$850 million over the next 4 years*

More Predictable and Stable NFE
- *S&T and Energy Services focused on stable fee-based revenue*
- *No reliance on PennEast or Energy Services to meet targets*
- *Prioritizing tax equity financing for solar projects*

Invest in the Clean Energy Future

De-Risked Financial Targets

6-10%
Long-Term NFEPS Growth after FY2021*

6-10%
Long-Term Annual Dividend Growth per Share

~25%
Annual CFFO Growth FY2020-FY2024

~11%
Rate Base CAGR FY2019-FY2024

$2.6B
Planned Capex FY2021-FY2024

New Jersey Resources

*Refer to slide 6 for more detail

Putting Sustainability into Action

60% by 2030

*Setting an ambitious new goal to reduce operational emissions in New Jersey to **60%** of 2006 levels by 2030*

NJR's Sustainability Vision: Leading the Way

- Be a leading energy infrastructure company driven by innovation
- Operate high-integrity, environmentally responsible assets that reliably serve customers
- Deliver clean, decarbonized fuel to reliably heat homes and businesses
- Invest in solar to power homes and businesses
- Leverage expertise to support emerging technologies and market opportunities

New Jersey Resources

Agenda

1 Strategic Update

2 NJNG Business Update

3 CEV Business Update

4 S&T Business Update

5 Energy Services Business Update

6 Appendix

New Jersey Resources

Premier Natural Gas Utility

Operates and Maintains Over 7,500 Miles of Natural Gas Transportation and Distribution Infrastructure Serving Over 558,000 Customers Predominately in Monmouth, Ocean and Morris Counties

558k Total Customers	**$1.9B** Rate Base	**$1.5B** Forecasted investments FY2021-FY2024
9.6% Approved ROE	**97%** Non-volumetric utility gross margin	**~11%** Expected rate base CAGR FY2019-FY2024
<0.1% Fugitive methane emissions rate	**1.7%** Forecasted annual customer growth (next 3 years)	**$46M** Amount saved for customers through basic gas supply incentive programs in FY2020



New Jersey Resources

Supportive Regulatory Construct

Stable Rate Case Results

- Rate case results are stable
  - Current ROE of 9.60% with an equity layer of 54%
  - Full recovery of plant investments to date
  - Rate cases are settled (almost never litigated)
- Resolution of cases have been timely
  - Last case filed in March 2019 and effective on November 15, 2019

Volume & Commodity Risk Mitigation

- Volume risk due to conservation and weather mitigated through the *Conservation Incentive Program (CIP);* effectively, NJNG receives a margin per customer
- NJNG's natural gas commodity price risk is mitigated through the *Basic Gas Supply Service (BGSS)* program

Minimization of Regulatory Lag

- Investments in customer growth, IIP, SAFE II and NJ RISE earn real-time recovery or accelerated recovery through annual mechanisms
- Through the SAVEGREEN program, energy efficiency investments also have an annual cost recovery mechanism that accelerate recovery of investments and returns

Margin Sharing Incentives

- BGSS incentive program allows for margin sharing between customers and NJNG (85%/15%) of off-system sales, capacity release and storage incentives
- Program designed to reduce costs related to gas supply contracts

Strong and Stable Utility Gross Margin Profile

- ✓ Insulated from volume and commodity volatility
- ✓ Mitigates regulatory lag
- ✓ Aligned with environmental goals

Growing Customer Base with Strong Demographics

Attractive service territory with mostly residential customer base and growing population

Population[1]
thousands



1,600
1,700
1,740
1,840
510
470
620
580
490
630
600
510
630
640
540
660
2000 Census
2010 Census
2019P
2029P
Ocean
Morris
Monmouth

FY2020 Customer Composition



7%
93%
Residential
C&I

Median Household Income[2]
thousands



$79.4
$111.3
$95.7
$68.0
NJ
Morris
Monmouth
Ocean



MORRIS
Parsippany
NEW YORK CITY
MONMOUTH
Asbury Park
OCEAN
Toms River

New Jersey Resources

1. Source: N.J. Department of Labor
2. Source: U.S. Census Bureau

Most Environmentally Sound Natural Gas Delivery System in New Jersey[1]

Committed to reducing and minimizing methane emissions from distribution system

$1.9B
invested in natural gas delivery system infrastructure in last decade

1st N.J. utility expected to replace the bare steel in its system by end of 2021

Reduced methane emissions by
>900 metric tons
in past five years

1st utility in nation to **purchase TrustWell™ responsibly sourced gas**

1st natural gas utility in N.J. to **fully replace cast iron pipes**

Continuous Improvement on Pending Leaks

Lowest number of leaks-per-mile of any natural gas utility in the state



Pending Leaks
Leaks per Mile
5,000
4,000
3,000
2,000
1,000
0
1.0
0.8
0.6
0.4
0.2
0.0
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020
Pending Leaks
Leaks per Mile

New Jersey Resources

1. As measured by leaks per mile

Expanding Rate Base Through FY2024

Infrastructure Investment Driving Growth


Rate Base Growth
Billions
~11%
CAGR
$1.76
$0.21
$0.06
$0.10
$0.04
$0.14
$0.27
$0.41
$2.99
2019 Rate Base
New Customer
SAFE II/NJ Rise
IIP
Clean Energy
IT
SRL
Maintenance, Cost of Removal & Other
2024 Rate Base
Assets earning accelerated recovery
Rate case required

New Jersey Resources

Capital Plan Leading to Double Digit Rate Base CAGR

FY2021-FY2024 CapEx
Millions

~34%

of CapEx expected to earn an accelerated recovery



$103
$173
$40
$214
$43
$64
$135
$300
$469
~$1,540M
New Customer
SAFE/NJ RISE
SAVEGREEN
IIP
Maintenance
Cost of Removal/Other
IT
SRL
RNG & Hydrogen

New Jersey Resources

SAVEGREEN Provides Energy Efficiency and Earns Return for NJNG

Most successful residential energy-efficiency programs in N.J.

Conducts home energy audits and provides various grants, incentives and financing alternatives designed to encourage installation of high-efficiency heating and cooling equipment

- Since 2009, more than $212 million invested through rebates and on-bill repayment programs
- ~62,000 customers reduced usage and saved money and more than $550 million generated in economic activity

SAVEGREEN 2020

NJNG received approval for its new $259 million program in compliance with the Clean Energy Act

The process specifies that implementation will begin on July 1, 2021

- **Residential:** Rebates and incentives for qualifying equipment replacement and comprehensive home energy measures and On-Bill Repayment Programs
- **Multi-family:** Assessments; installation of energy savings measures; equipment replacement; custom retrofits
- **Commercial & Industrial:** Energy-efficient equipment, whole-building energy improvements, retro-commissioning and energy management efforts
- **Expanded Incentives:** For low-to-moderate income customers



Development of Alternative Fuels Presents Opportunities

Hydrogen has been safely injected into local distribution company pipeline systems in Europe

SoCalGas and the University of California use excess midday solar-generated hydrogen to provide campus power

Technical potential of annual RNG production in U.S. is almost

90%

of total U.S. annual gas consumption today[1]

By 2050 N.J. could supply up to

50%

of its residential and commercial needs with RNG produced from in-state resources[2]

NJNG's Power-to-Gas Project


O2
O2
H2
H2
Surplus Renewable Electricity
Power Electrolysis
Creates Renewable Hydrogen Gas
Stored in Pipeline System for Later Use

RNG


Capture waste from dairies, farms and landfills
Convert into biogas using anaerobic digestion
Process the biogas to make it pipeline ready (biomethane)
Stored in pipeline system for later use

New Jersey Resources

1. Source: Renewable Sources of Natural Gas Supply, American Gas Foundation, December 2019
2. Source ICF, Reaching New Jersey's Climate Chance Objectives, An Evaluation of the Costs and Benefits of Alternative Approaches, 2019



Agenda

1 Strategic Update

2 NJNG Business Update

3 CEV Business Update

4 S&T Business Update

5 Energy Services Business Update

6 Appendix

Leading New Jersey's Clean Energy Future

NJR is the Largest Solar Owner-Operator in New Jersey[1]

Commercial

Largest segment of the CEV portfolio

- 49 operational projects throughout N.J. totaling over 276 MWs
- Net metered / grid-connected
- Roof-top, ground mount and floating

Residential

The Sunlight Advantage® continues to succeed in the marketplace

- Over $259 million portfolio of residential leases and commercial PPAs
- Over 8,600 customers

Solar lease offering

- CEV owns, operates and maintains system for 20 years
- Homeowner benefits from savings of 20-33% over current electric utility rates

Portfolio of Over 350MW of Installed Capacity, With 11% Market Share in N.J.[1]

Total MW (owned or developed)


357
236
200
130
125
125
102
94
88
72
11%
of total market
NJR
Trinity Solar
Goldman Sachs
True Green Capital
KDC
Vivint Solar
SunPower
Vanguard
Tesla, Inc.
Conti Solar

New Jersey Resources

1. Excludes electric utilities that include solar investments in rate base

Significant Investment in Solar Will Continue to Drive Growth Across NJR …

~$850M
investment in solar over the next 4 years


Capital Investment (Millions) and Installed Capacity (MW)
$450
$375
$300
$225
$150
$75
$0
800
600
400
200
-
357
~ 425-445
~ 520-540
~ 635-655
~ 765-785
$139
$18
$121
$165
$25
$141
$201
$25
$175
$228
$26
$202
$252
$27
$225
FY2020A
FY2021E
FY2022E
FY2023E
FY2024E
Commercial CapEx
Sunlight Advantage CapEx
Total Installed Capacity (MW)

New Jersey Resources

…Growing Solar Revenues by ~60% Through FY2024

Solar Revenues

Millions


$103
$105-$110
$127-$132
$148-153
$165-$170
FY2020A
FY2021E
FY2022E
FY2023E
FY2024E

Expected Evolution of Revenue Composition


FY2020
3%
7%
10%
80%
FY2024
20%
8%
20%
8%
44%
Wholesale Energy Revenue
Lease Revenue
PPA Revenue
TREC Revenue
SREC Revenue

...While Maintaining Project Returns Even After ITC's Reduce to 10%

Cost improvements more than offset ITC decline

ITC RATES (before Dec 2020 legislation)	FY2021	FY2022	FY2023	FY2024	FY2025
Statutory ITC rate	22%	10%	10%	10%	10%
Expected Safe-Harbored ITC rate	26%	26%	22%	22%	10%

Memo: ITC RATES after Dec 2020 Legislation					
Statutory ITC rate	26%	26%	22%	10%[1]	10%
Expected Safe-Harbored ITC rate	26%	26%	26%	26%	22%

Impacts on Projects ROE Over Time[2]

Illustrative example[3]



High Single Digits
-1.8%
2.3%
0.7%
2021 Return[3]
ITC Decline to 10%
Cost Reductions
Tax Equity Financing
2025 Return[4]

New Jersey Resources

1. Starting in 2024, the residential statutory rate drops to zero while it stays at 10% for commercial
2. Calculations prepared before December 2020 extension of ITC statutory rates by Congress
3. Assumes 26% ITC, TREC project in New Jersey
4. Expected

Four Strategic Pillars to Accelerate Profitable Growth

1	**Expand Into Other Markets**	Advance partnerships and new business development outside of New Jersey
2	**Optimize and In-Source**	Optimize performance of existing solar portfolio Drive down development, operating and capital costs to maximize returns
3	**Prioritize Tax Equity Financing**	Prioritize tax equity financing to allow for higher investment
4	**Invest In & Adopt New Technologies**	Introduce new technologies (i.e. batteries and EV charging stations) to provide additional return

Agenda

New Jersey Resources

Strong Growth Outlook Across Projects…

- **Strong Adjusted EBITDA profile** supported by long-term capacity commitments with highly rated entities
- **Mitigating Adelphia Gateway's execution risk** as it is currently under construction
- Significant growth with **completion of Adelphia Gateway's South Zone expected in early FY2022**
- **No reliance on PennEast** completion to achieve growth objectives



S&T Adjusted EBITDA[1]
Millions
$37.6
PennEast $7.4
Excluding PennEast $30.2
$30.0 - $35.0
$59.0 - $64.0
$62.0 - $67.0
$64.0 - $69.0
FY2020A
FY2021E
FY2022E
FY2023E
FY2024E
Incremental revenues from organic expansion and potential increase in value of services

1. Adjusted EBITDA is earnings, including equity in earnings of affiliates, before interest, income taxes, depreciation and amortization, and excluding non-cash earnings of AFUDC from our wholly owned subsidiaries Leaf River and Adelphia Gateway. Forecasted adjusted EBITDA excludes equity in earnings from PennEast. A reconciliation of adjusted EBITDA to net income can be found on slide 38

…Underpinned by Stable Customer Base with High Quality Credit Profiles Producing Stable Fee-Based Revenue

FY2020 Revenue by Customer Type



51%
21%
11%
10%
8%
Utility
Marketer
Producer
Power Gen
Pipeline

FY2020 Revenue by Credit Quality



80%
10%
10%
IG
Credit Support
Non-Rated

FY2020 Revenue by Fee Type



84%
16%
Take-or-Pay
Variable

Agenda

Proven Track Record of Success

Consistent Profitability Since 1995 with Strong Financial Margins and NFE; Able to Cover Physical Asset Demand Charges Even During Extremely Unfavorable Market Conditions (FY2020)



Millions
$97
$56
$25
$90
$44
$19
$100
$37
$11
$92
$47
$19
$107
$172
$80
$73
$91
$42
$80
$55
$22
$80
$50
$19
$117
$122
$60
$89
$29
$3
$118
$10
($9)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Demand Charges and Other
Financial Margin
NFE

New Jersey Resources

Note: Based on an annual Net Financial Earnings basis
A reconciliation of Financial Margin to Operating income can be found in the Appendix on slide 39



Agenda

1 Strategic Update

2 NJNG Business Update

3 CEV Business Update

4 S&T Business Update

5 Energy Services Business Update

6 Appendix

New Jersey Resources

Selected Investments

Southern Reliability Link (SRL)

What	• 30-mile high-pressure pipeline designed to diversify natural gas supply • Delivery of 180,000 Dths/day • Total investment of ~$270 million
Why	• Reliability, redundancy, resiliency • Currently 95% of natural gas supply for Monmouth and Ocean Counties comes from TETCO • A significant number of customers in Ocean and Monmouth counties would be affected by a system failure, depending on severity and duration
Status	• Over 83% complete as of September 30, 2020
In-Service	• Expected in-service date: 2021 • In-service date triggers filing of a new rate case to recover costs associated with construction

Accelerated Recovery Mechanisms

What	• SAFE II - Enables NJNG to completely remove unprotected steel main from the system • NJ RISE – Projects designed to improve resiliency through secondary feeds and excess flow valves • IIP - Resiliency and reliability investments
Why	• Elimination of highest risk pipe from the system • Reduces fugitive emissions and improves safety • Reliability, redundancy, resiliency • Improves pressure flows and eliminates certain system bottlenecks
Status	• SAFE II and NJ RISE will complete work in near future • IIP approved October 28, 2020, $150M over five years
In-Service	• Various dates over the next 5-6 years

SAVEGREEN

What	• Most successful residential energy-efficiency program in N.J. • Since 2009, more than $212 million invested through rebates and on-bill repayment • SAVEGREEN 2020, a new $259 million program in compliance with Clean Energy Act
Why	• ~62,000 customers reduced usage and saved money and more than $550 million generated in economic activity • Conducts home energy audits and provides grants, incentives and financing alternatives designed to encourage installation of high-efficiency HVAC equipment
Status	• Program has been ongoing since 2009 • SAVEGREEN 2020 programs approved in March 2021 with implementation starting July 1, 2021
In-Service	• Existing program in-service over various dates • SAVEGREEN 2020 implementation beginning July 1, 2021

Revenue Recognition for AMAs

The Transaction:

AMAs feature initial and permanent capacity releases with cash payments throughout

The Accounting:

ASC 606 revenue recognition standard requires that revenue be allocated to both the initial and permanent releases

The Result:

Disproportionate value is allocated to the permanent release periods in FY 2024 and FY 2032

	Revenue Recognition* ($ millions)	Cash ($ millions)
Fiscal Years 2022 – 2024	$239	$261
Fiscal Years 2025 – 2031	$138	$240
Fiscal Year 2032	$124	$0
	$262	$240
Total	**$501**	**$501**

** NFE impact of AMAs will be net of demand charges, taxes, compensation and other O&M*

New Jersey Resources

NJR Capital Plan

(Millions)

		FY2021	FY2022	FY2023 & FY2024	Near Real Time Return?
New Jersey Natural Gas	New Customer	$52 - $54	$56 - $59	$98 - $109	Yes
	Maintenance & Integrity	$92 - $95	$142 - $150	$218 - $241	
	SAFE II/ NJ RISE	$36 - $38	$3 - $3		Yes
	IIP	$6 - $7	$10 - $11	$82 - $90	Yes
	SRL	$63 - $66			
	IT	$36 - $38	$58 - $62	$36 - $40	
	RNG & P2G	$23 - $24	$19 - $20		
	Cost of Removal/ Other	$126 - $131	$61 - $65	$103 - $114	
	SAVEGREEN	$37 - $38	$44 - $46	$86 - $95	Yes
		$471 - $490	**$392 - $416**	**$623 - $689**	
Clean Energy Ventures	Sunlight Advantage	$25 - $26	$24 - $26	$50 - $56	
	Commercial Solar	$137 - $143	$170 - $180	$404 - $446	
		$162 - $168	**$194 - $206**	**$454 - $502**	
Storage and Transportation	Adelphia Gateway	$143 - $149	$2 - $3	$56 - $62	
	Leaf River	$22 - $23	$10 - $11	$8 - $8	
		$165 - $172	**$12 - $13**	**$63 - $70**	
Grand Total		**$798 - $831**	**$598 - $635**	**$1,140 - $1,260**	

New Jersey Resources

Impact of Change in Accounting Policy for ITCs

Deferral Method Results in More Stable, Predictable NFE

	Flow-through Method	Deferral Method *Preferred methodology*	Tax Equity Under Any Method
ITC NFE Impact	Immediate recognition to NFE	ITC amortized over life of the project	ITC recognized over the recapture period (5 years)
ITC Cash Flow Impact	Realized when there is tax liability to offset	Realized when there is tax liability to offset	Cashflow realized over 5 to 7 years as reduction in debt extended by tax equity provider

Deferral Method Accounting will Reduce Annual and Quarterly NFE Volatility

Millions



$70
$60
$50
$40
$30
$20
$10
$0
FY2011
FY2012
FY2013
FY2014
FY2015
FY2016
FY2017
FY2018
FY2019
FY2020
FY2021
FY2022
FY2023
FY2024
Actual Flow-through Method
Pro-Forma Deferral Method

New Jersey Resources

Liquidity and Term Debt Maturity Schedule

- Manageable debt repayment schedule with no significant maturity towers in any particular year
- Substantial liquidity available for both NJNG and NJR

Term Debt Maturity Schedule

as of September 30, 2020, Millions[1]



$50
$50
$170
$50
$100
$-
$150
$150
$130
$120
$130
$80
$11
$10
$47
$10
$41
$55
$100
$125
$125
$100
$125
$100
$75
22 23 24 25 26 27 28 29 30 31 32 33 38 39 40 41 42 43 44 45 46 47 48 49 50 59 60
NJNG
NJR

Available Liquidity

as of September 30, 2020, Millions



$1,089
$1,089
$117
$47
$250
$425
$250
$952
$11
$125
Liquidity Sources
Liquidity Uses
Cash
Equity Forward
NJR 364-day Facility
NJR Credit Facility
NJNG Credit Facility
Available Liquidity
LCs
NJR Notes Payable

New Jersey Resources

1. Term debt only (excludes capital leases and solar asset financing obligations). Grouped by fiscal years.

Reconciliation of NFE and NFEPS to Net Income for FY2020

- NFE is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains and losses, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

Net Financial Earnings, FY2020
(Millions)

Net Income	**$193.9**
Add Back	
Unrealized loss (gain) on derivative instruments and related transactions	($9.6)
Tax effect	$2.3
Effects of economic hedging related to natural gas inventory	$12.7
Tax effect	($3.0)
Net Financial Earnings	**$196.2**

Weighted Average Shares Outstanding	
Basic	94.8
Diluted	95.1

Basic Earnings Per Share	$2.05
Add Back	
Unrealized loss (gain) on derivative instruments and related transactions	($0.10)
Tax effect	$0.02
Effects of economic hedging related to natural gas inventory	$0.13
Tax effect	($0.03)
Basic Net Financial Earnings Per Share	**$2.07**

Reconciliation of S&T's Adjusted EBITDA to Net Income for FY2020

- Adjusted EBITDA is earnings, including equity in earnings of affiliates, before interest, income taxes, depreciation and amortization, and Other Income, net, which includes non-cash earnings of AFUDC from our wholly owned subsidiaries Leaf River and Adelphia Gateway

S&T Adjusted EBITDA, FY2020

(Millions)

S&T's Net Income (GAAP)	**$18.3**
Add Back	
Income tax expense	$4.2
Interest expense, net	$13.1
Depreciation and amortization	$9.3
Remove	
Other Income, net (including AFUDC)	($7.3)
Adjusted EBITDA (Non-GAAP)	**$37.6**

Memo	
Less: Equity in earnings from PennEast	($7.4)
Adjusted EBITDA excluding PennEast	$30.2

New Jersey Resources

Reconciliation of Energy Services Financial Margin to Operating Income for FY2020

Energy Services Financial Margin, FY2020
(Millions)

Energy Services Operating (Loss) Income (GAAP)	**($11.7)**
Add Back	
Operation and maintenance	$17.4
Depreciation and amortization	$0.2
Unrealized (gain) loss on derivative instruments and related transactions	($8.6)
Effects of economic hedging related to natural gas inventory	$12.7
Financial Margin	**$9.9**

New Jersey Resources